UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

FRED'S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee (State or Other Jurisdiction of Incorporation)	62-0634010 (I.R.S. Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 30, 2014, The Board of Directors of Fred's, Inc. announced that it has named Jerry A. Shore (age 62) Chief Executive Officer of the Company. Mr. Shore's promotion follows the Board's receipt and acceptance of notification by Bruce A. Efird (age 55) of his intention to leave the Company upon the expiration of his employment contract on March 31, 2015. Mr. Efird will remain in an advisory capacity as needed until then.

Jerry Shore has served as the Company's Executive Vice President and Chief Financial Officer for more than 14 years and assumed the additional title of Chief Operating Officer in January 2014.

In connection with the change in Fred's leadership, the Company also has promoted Sherri L. Tagg (age 38) to the position of Chief Accounting Officer. Mrs. Tagg joined the Company in June 2008 as the Assistant Controller and has served as the Vice President and Controller since May 2009. She is a licensed Certified Public Accountant in the state of Tennessee and has sixteen years of accounting experience with primary focus in the areas of financial reporting and corporate accounting. Prior to joining Fred’s, Inc., Mrs. Tagg was employed by Memphis based FedEx and First Horizon National Corporation in various accounting positions from 1998 to 2008.

There are currently no understandings or arrangements with any person regarding the promotions of Jerry Shore and Sherri Tagg, but upon reaching an arrangement, the Company will disclose accordingly.

There are no family relationships between either Jerry Shore or Sherri Tagg and any other officer or director of the Company. Neither has participated in any transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01. OTHER EVENTS.

On October 30, 2014, The Board of Directors of Fred's Inc. announced that it has named Jerry A. Shore Chief Executive Officer of the Company. The full text of the press release announcing Mr. Shore’s appointment to Chief Executive Officer is set forth in Exhibit 99.1 to this report and is incorporated herein by reference. The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release issued by Fred's, Inc., dated October 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: November 5, 2014	By: /s/Jerry A. Shore
Jerry A. Shore
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Copy of press release issued by Fred's, Inc. on October 30, 2014.